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                                                                      Exhibit 99


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Westinghouse Public Relations            Westinghouse Electric Corporation

                                         Westinghouse Building, Gateway Center
                                         11 Stanwix Street
                                         Pittsburgh, Pennsylvania 15222-1384


                                                    Contact:    Jack Bergen
                                                    Telephone:  (212) 975-3835


                               FOR USE: IMMEDIATE


     WESTINGHOUSE COMPLETES SALE OF THERMO-KING
     TO INGERSOLL-RAND

          NEW YORK, October 31, 1997-Westinghouse Electric Corporation (NYSE:WX) today announced that it completed its sale of Thermo-King, manufacturer of transport temperature control systems, to Ingersoll-Rand for $2.56 billion in cash.